EXHIBIT 21.1

HCP Inc.
Subsidiaries

Entity Name	Jurisdiction of Organization or Formation
424 Summit Property, LLC	DE
Abingdon AL Investors, LLC	VA
Abingdon Court Care Limited	United Kingdom
AHP of Nevada, Inc.	NV
AHP of Washington, Inc.	WA
Annapolis Assisted Living, LLC	MD
Appletree Court Care Limited	United Kingdom
ARC Richmond Place Real Estate Holdings, LLC	DE
Ashford PropCo LLC	DE
Aurora HCP, LLC	DE
Bayside Acquisition LLC	DE
Bayside Area Development, LLC	DE
Bond Healthcare Holdings Limited	United Kingdom
Bond Healthcare MidCo Limited	United Kingdom
Bond PropCo Limited	United Kingdom
Brandywine GP, LLC	DE
Brentwood MOB Owners LLC	DE
Bristol Health Investors, LLC	VA
Britannia Biotech Gateway Limited Partnership	DE
Britannia Gateway II Limited Partnership	DE
Britannia Hacienda II Limited Partnership	DE
Britannia Hacienda VIII LLC	DE
Britannia Pointe Grand Limited Partnership	DE
CCRC – Freedom Fairways Golf Course, LLC	DE
CCRC – Freedom Pointe at the Villages, LLC	DE
CCRC – Lake Port Square, LLC	DE
CCRC – Regency Oaks, LLC	DE
CCRC – South Port Square, LLC	DE
CCRC HoldCo – Holland, LLC	DE
CCRC OpCo – Bradenton, LLC	DE
CCRC OpCo – Cypress Village, LLC	DE
CCRC OpCo – Foxwood Springs, LLC	DE
CCRC OpCo – Freedom Square, LLC	DE
CCRC OpCo – Galleria Woods, LLC	DE
CCRC OpCo – Gleannloch Farms, LLC	DE
CCRC OpCo – Holland, LLC	DE
CCRC OpCo – Robin Run, LLC	DE
CCRC OpCo – Sun City Center, LLC	DE

Entity Name	Jurisdiction of Organization or Formation
CCRC OpCo Ventures, LLC	DE
CCRC PropCo – Bradenton, LLC	DE
CCRC PropCo – Brandywine MC, LLC	DE
CCRC PropCo – Cypress Village, LLC	DE
CCRC PropCo – Foxwood Springs, LLC	DE
CCRC PropCo – Freedom Plaza, LLC	DE
CCRC PropCo – Freedom Square, LLC	DE
CCRC PropCo – Galleria Woods, LLC	DE
CCRC PropCo – Gleannloch Farms, LLC	DE
CCRC PropCo – Holland, LLC	DE
CCRC PropCo – Homewood Residence, LLC	DE
CCRC PropCo – LadyLake, LLC	DE
CCRC PropCo – Robin Run, LLC	DE
CCRC PropCo Ventures, LLC	DE
CCRC-Brandywine, LLC	DE
Cedar Court (Cranleigh) Care Limited	United Kingdom
Charles Pavilion Holding, LLC	DE
Chesnut Court Care Limited	United Kingdom
Cindat Ice Portfolio Holding Limited	Cayman
Cindat Ice Portfolio Holding, LP	Cayman
Cindat Ice Portfolio JV GP Limited	Cayman
Cindat Ice Portfolio Lender, LP	Cayman
Clearfield PropCo LLC	DE
Cullman POB II, LLC	DE
Cullman POB Partners I, LLC	DE
Cypress Garden Homes, LLC	DE
Deansgate Lane Management Company Limited	United Kingdom
DSTS, LLC	FL
Durant MOB Manager, LLC	DE
Durant MOB Owner, LLC	DE
East Texas Medical Equity Investors Limited Partnership	TX
Edgewood Assisted Living Center, L.L.C.	MI
Evansville MOB Owners Limited Partnership	DE
FAEC – Kingwood Medical, LLC	DE
FAEC Holdings (Abbey), LLC	DE
FAEC Holdings (Biddeford), LLC	DE
FAEC Holdings (Concord East Epsom Dover), LLC	DE
FAEC Holdings (Concord Horseshoe Commercial), LLC	DE
FAEC Holdings (Concord North Foundry), LLC	DE
FAEC Holdings (EP), LLC	DE
FAEC Holdings (Highlands Ranch), LLC	DE
FAEC Holdings (LA), LLC	DE
FAEC Holdings (Ortho Ashton), LLC	DE
FAEC Holdings (Ortho Shallotte), LLC	DE

Entity Name	Jurisdiction of Organization or Formation
FAEC Holdings (Ortho Shipyard), LLC	DE
FAEC Holdings (Riverwalk), LLC	DE
FAEC Holdings (Rockwall), LLC	DE
FAEC Holdings (Slidell), LLC	DE
Faulkner Hinton Suburban I, LLC	KY
Faulkner Hinton Suburban III, LLC	KY
FDG-Vintage Park II Property, LLC	DE
FDG-Vintage Park II, LLC	DE
Foxwood Springs Garden Homes, LLC	DE
FSP-Deer Park, LLC	DE
FSP-Waldwick Holding, LLC	DE
FSP-Waldwick Property, LLC	DE
Ft. Worth-Cal Associates, LLC	CA
Hacienda Stoneridge II Incorporated	DE
Hayden Campus TRS LLC	DE
Hayward Point Eden I Limited Partnership	DE
HC AL Investors, LLC	VA
HCP – AM/Colorado, LLC	DE
HCP – AM/Florida, LLC	DE
HCP – AM/Illinois, LLC	DE
HCP – AM/Tennessee, LLC	DE
HCP – AM/Texas, LLC	DE
HCP (HI), Inc.	HI
HCP 101 Cambridgepark Drive Member, LLC	DE
HCP 1101 Madison MOB, LLC	DE
HCP 3535 Market Street GP, LLC	DE
HCP 3535 Market Street, LP	DE
HCP 600 Broadway MOB, LLC	DE
HCP 833 Chestnut, LLC	DE
HCP Abingdon AL, LLC	VA
HCP Abingdon AL, LP	TX
HCP Acquisitions, LLC	DE
HCP Albuquerque NM OpCo, LLC	DE
HCP Altamonte Springs, LLC	DE
HCP Arlington VA OpCo, LLC	DE
HCP Arnold MOB, LLC	DE
HCP Asia Investments, LLC	DE
HCP Atrium MOB LLC	DE
HCP Aur1 California A Pack, LLC	DE
HCP Beaumont TX OpCo, LLC	DE
HCP Beckett Lake, LLC	DE
HCP Bellevue WA OpCo, LLC	DE
HCP Bethesda MD OpCo, LLC	DE
HCP Beverly Hills CA OpCo, LLC	DE

Entity Name	Jurisdiction of Organization or Formation
HCP Biotech Gateway Incorporated	DE
HCP Birmingham Portfolio, LLC	DE
HCP Boca Raton FL OpCo, LLC	DE
HCP Boynton Beach FL OpCo, LLC	DE
HCP Boynton Beach, LLC	DE
HCP Briargate MOB, LLC	DE
HCP Brofin Holdings, LLC	DE
HCP Brofin Properties, LLC	DE
HCP Brooklyn NY OpCo, LLC	DE
HCP BTC, LLC	DE
HCP Buford GA OpCo, LLC	DE
HCP Callan Road, LLC	DE
HCP Cambridgepark Drive Member, LLC	DE
HCP Canton GA OpCo, LLC	DE
HCP Carrollwood, LLC	DE
HCP CH1 Saddle River, LLC	DE
HCP Cherry Hill NJ OpCo, LLC	DE
HCP Chino Hills, L.P.	DE
HCP Cincinnati OH OpCo, LLC	DE
HCP Clearlake OpCo, LLC	DE
HCP Clearwater, LLC	DE
HCP Coconut Creek FL OpCo, LLC	DE
HCP Columbia MD OpCo, LLC	DE
HCP Coosa MOB, LLC	DE
HCP Cresskill NJ OpCo, LLC	DE
HCP Crosswood II, Inc.	DE
HCP Crosswood, Inc.	DE
HCP CRS1 2801 Denton TX GP, LLC	DE
HCP CRS1 2801 Denton TX, LP	DE
HCP CRS1 Delphis Lead Lender Partner 1, Inc.	DE
HCP CRS1 Delphis Lead Lender Partner 2, Inc.	DE
HCP CRS1 Delphis Lead Lender, LP	DE
HCP CRS2 Cleveland OH GP, LLC	DE
HCP CRS2 Cleveland OH, LP	DE
HCP CRS2 Fresno CA GP, LLC	DE
HCP CRS2 Fresno CA, LP	DE
HCP CRS2 GP, LLC	DE
HCP CRS2 Keller – Wylie TX, LLC	DE
HCP CRS2 Ogden UT GP, LLC	DE
HCP CRS2 Ogden UT, LP	DE
HCP CRS2 Plano TX GP, LLC	DE
HCP CRS2 Plano TX, LP	DE
HCP CRS2, LP	DE
HCP CTE, L.P.	DE

Entity Name	Jurisdiction of Organization or Formation
HCP Cy-Fair, LLC	DE
HCP Cypress TX MOB, LLC	DE
HCP DAS Acquisition, LLC	DE
HCP DAS Brentwood CA GP, LLC	DE
HCP DAS Cypress TX GP, LLC	DE
HCP DAS Cypress TX, LP	DE
HCP DAS Evansville IN GP, LLC	DE
HCP DAS GP, LLC	DE
HCP DAS Jackson II MS GP, LLC	DE
HCP DAS Lancaster TX GP, LLC	DE
HCP DAS Lender GP, LLC	DE
HCP DAS Lender, LP	DE
HCP DAS Lexington KY GP, LLC	DE
HCP DAS Marion IL GP, LLC	DE
HCP DAS Nassau Bay TX GP, LLC	DE
HCP DAS Parker CO GP, LLC	DE
HCP DAS Pearland TX GP, LLC	DE
HCP DAS Pearland TX, LP	DE
HCP DAS Pipeline 1, LLC	DE
HCP DAS Scottsdale AZ GP, LLC	DE
HCP DAS Texarkana TX GP, LLC	DE
HCP DAS Towson MD GP, LLC	DE
HCP DAS Towson MD, LP	DE
HCP DAS, LP	DE
HCP Dayton OH OpCo, LLC	DE
HCP Delray Beach FL OpCo, LLC	DE
HCP Delray Beach, LLC	DE
HCP Des Peres MO OpCo, LLC	DE
HCP DR California II, LLC	DE
HCP DR California, LLC	DE
HCP DR MCD, LLC	DE
HCP Dunwoody GA OpCo, LLC	DE
HCP Eastgate LLC	DE
HCP Eby1 Davenport IA, LP	DE
HCP Eby1 GP, LLC	DE
HCP Eby1 Illinois GP, LLC	DE
HCP Eby1 Illinois, LP	DE
HCP Eby1 Iowa GP, LLC	DE
HCP Eby1 Marion IA, LP	DE
HCP Eby1, LP	DE
HCP Eby2 Portage MI, LLC	DE
HCP Eden Manager, LLC	DE
HCP Eden1 Gainesville FL, LLC	DE
HCP Eden1 Jacksonville FL, LLC	DE

Entity Name	Jurisdiction of Organization or Formation
HCP Eden1 Tallahassee FL, LLC	DE
HCP Eden2 A Pack, LLC	DE
HCP Eden2 B Pack, LLC	DE
HCP Eden2 GP, LLC	DE
HCP Eden2 North Carolina GP, LLC	DE
HCP Eden2 North Carolina, LP	DE
HCP Eden2, LP	DE
HCP Edmonds WA OpCo, LLC	DE
HCP EGP, Inc.	DE
HCP Emfin Properties, LLC	DE
HCP Emmons Ave NY OpCo, LLC	DE
HCP EMOH, LLC	DE
HCP ESL Fairborn OH OpCo, LLC	DE
HCP ESL Fairborn OH, LLC	DE
HCP ESL Fort Harrison IN OpCo, LLC	DE
HCP ESL Indiana, LLC	DE
HCP ESL Madison WI OpCo, LLC	DE
HCP ESL Portland OR OpCo, LLC	DE
HCP ESL West Lafayette IN OpCo, LLC	DE
HCP Estates USA Inc.	DE
HCP ETE, L.P.	DE
HCP Fallbrook TX OpCo, LLC	DE
HCP Falls Church VA OpCo, LLC	DE
HCP Fannin Medical Investors, LLC	DE
HCP Farmington Hills MI OpCo, LLC	DE
HCP Florham Park NJ OpCo, LLC	DE
HCP Forbes, LLC	DE
HCP Fortuna OpCo, LLC	DE
HCP Frederick MD OpCo, LLC	DE
HCP Friendswood, LLC	DE
HCP Fund Management, LLC	DE
HCP Fund, L.P.	DE
HCP FW TX OpCo, LLC	DE
HCP Gen Lender, LLC	DE
HCP Germantown, LLC	DE
HCP Glastonbury CT OpCo, LLC	DE
HCP GP/Colorado, LLC	DE
HCP Gray Street MOB, LLC	DE
HCP Greensboro NC OpCo, LLC	DE
HCP Greenville SC MOB 1, LLC	DE
HCP Greenville SC MOB 2, LLC	DE
HCP Hazel Creek, LLC	DE
HCP HB2 Carrington-Cherry Hills, LLC	DE
HCP HB2 Emerald Bay Manor, LLC	DE

Entity Name	Jurisdiction of Organization or Formation
HCP HB2 Greenwich-East West Bay-Olympia Fields, LLC	DE
HCP HB2 Heritage Palmeras, LLC	DE
HCP HB2 Herons Run, LLC	DE
HCP HB2 Manor-Pointe Newport Place, LLC	DE
HCP HB2 North Bay Manor, LLC	DE
HCP HB2 Park at Golf Mill, LLC	DE
HCP HB2 Park at Vernon Hills, LLC	DE
HCP HB2 Pinecrest Place, LLC	DE
HCP HB2 Prosperity Oaks, LLC	DE
HCP HB2 Sakonnet Bay Manor, LLC	DE
HCP HB2 South Bay Manor, LLC	DE
HCP HB2 Waterside Retirement Estates, LLC	DE
HCP HB3 Clear Lake, LLC	DE
HCP HB3 First Colony, LLC	DE
HCP HB3 Spring Shadows Place, LLC	DE
HCP HB3 Terrace Memorial City, LLC	DE
HCP HB3 Terrace West, LLC	DE
HCP HB3 Willowbrook, LLC	DE
HCP Hoke, LLC	VA
HCP Hoke, LP	TX
HCP Hyde Park TRS, LLC	DE
HCP Insurance TRS, LLC	DE
HCP Irvine CA OpCo, LLC	DE
HCP Irving, LLC	DE
HCP Jackson Central Investors, LLC	DE
HCP Jacksonville, LLC	DE
HCP Jona Dr VA OpCo, LLC	DE
HCP Kenmore WA OpCo, LLC	DE
HCP Kingwood Medical MOB, LLC	DE
HCP Kirkland, LLC	DE
HCP Lake Granbury Investors, LLC	DE
HCP Lakeview MOB, LLC	DE
HCP Lancaster MOB, LLC	DE
HCP Lantana FL OpCo, LLC	DE
HCP Lee AL, LLC	VA
HCP Lee AL, LP	TX
HCP Leesburg VA OpCo, LLC	DE
HCP Life Science Assets TRS, LLC	DE
HCP Life Science Development, LLC	DE
HCP Life Science Estates, Inc.	DE
HCP Life Science REIT, Inc.	MD
HCP Life Science Services TRS, LLC	DE
HCP Life Science TRS, LLC	DE
HCP Lilburn GA OpCo, LLC	DE

Entity Name	Jurisdiction of Organization or Formation
HCP Louisville KY OpCo, LLC	DE
HCP Louisville, Inc.	DE
HCP LS Brisbane, LLC	DE
HCP LS Carlsbad, LLC	DE
HCP LS Poway I, LLC	DE
HCP LS Poway II, LLC	DE
HCP LS Poway III, LLC	DE
HCP LS Redwood City, LLC	DE
HCP LSE Property Manager, LLC	DE
HCP MA1 GP, LLC	DE
HCP MA1, LP	DE
HCP MA2 California, LP	DE
HCP MA2 GP Holding, LLC	DE
HCP MA2 Massachusetts, LP	DE
HCP MA2 Ohio, LP	DE
HCP MA2 Oklahoma, LP	DE
HCP MA2, LP	DE
HCP MA3 A Pack GP, LLC	DE
HCP MA3 A Pack, LP	DE
HCP MA3 California, LP	DE
HCP MA3 GP Holding, LLC	DE
HCP MA3 Pennsylvania, LP	DE
HCP MA3 South Carolina, LP	DE
HCP MA3 Virginia, LP	DE
HCP MA3 Washington, LP	DE
HCP MA3, LP	DE
HCP MA4 Cleveland OH, LP	DE
HCP MA4 Columbia MD, LP	DE
HCP MA4 Dayton OH, LP	DE
HCP MA4 Dunwoody GA, LP	DE
HCP MA4 Florham Park NJ, LP	DE
HCP MA4 GP Cleveland OH, LLC	DE
HCP MA4 GP Columbia MD, LLC	DE
HCP MA4 GP Dayton OH, LLC	DE
HCP MA4 GP Dunwoody GA, LLC	DE
HCP MA4 GP Florham Park NJ, LLC	DE
HCP MA4 GP Florida Holding, LLC	DE
HCP MA4 GP Greensboro NC, LLC	DE
HCP MA4 GP Kansas City KS, LLC	DE
HCP MA4 GP Northville MI, LLC	DE
HCP MA4 GP Omaha NE, LLC	DE
HCP MA4 GP Rockville MD, LLC	DE
HCP MA4 GP St. Charles IL, LLC	DE
HCP MA4 GP West Orange NJ, LLC	DE

Entity Name	Jurisdiction of Organization or Formation
HCP MA4 GP Wheaton IL, LLC	DE
HCP MA4 GP, LLC	DE
HCP MA4 Greensboro NC, LP	DE
HCP MA4 Kansas City KS, LP	DE
HCP MA4 Northville MI, LP	DE
HCP MA4 Omaha NE, LP	DE
HCP MA4 Rockville MD, LP	DE
HCP MA4 St. Charles IL, LP	DE
HCP MA4 Tampa FL, LP	DE
HCP MA4 West Orange NJ, LP	DE
HCP MA4 Wheaton IL, LP	DE
HCP MA4, LP	DE
HCP Macon, LLC	VA
HCP Macon, LP	TX
HCP Madison NJ OpCo, LLC	DE
HCP Manahawkin NJ OpCo, LLC	DE
HCP Manchester PropCo Limited	United Kingdom
HCP Manchester SubCo Limited	United Kingdom
HCP MCD TRS, LLC	DE
HCP Medical Office Buildings I, LLC	DE
HCP Medical Office Buildings II, LLC	DE
HCP Medical Office Buildings Trust	MD
HCP Medical Office Buildings, LLC	DE
HCP Medical Office Portfolio, LLC	DE
HCP Mercer Island WA OpCo, LLC	DE
HCP Milton Medical Equity Investors, LLC	DE
HCP MOB Centerpoint LLC	DE
HCP MOB Evanston LLC	DE
HCP MOB Jordan Valley II LLC	DE
HCP MOB Jordan Valley LLC	DE
HCP MOB K.C. Imaging LLC	DE
HCP MOB Life Center LLC	DE
HCP MOB Lone Peak LLC	DE
HCP MOB Member, LLC	DE
HCP MOB Mesquite LLC	DE
HCP MOB Miami, LLC	DE
HCP MOB Property Manager, LLC	DE
HCP MOB Scottsdale LLC	DE
HCP MOB Texas, LLC	DE
HCP MOB, Inc.	DE
HCP Monterrey Holdings, LLC	DE
HCP Monterrey, LLC	DE
HCP Mooresville NC OpCo, LLC	DE
HCP MOP 1110 Irving TX, LP	DE

Entity Name	Jurisdiction of Organization or Formation
HCP MOP 1411 Aurora CO GP, LLC	DE
HCP MOP 1411 Aurora CO, LP	DE
HCP MOP 1421 Aurora CO GP, LLC	DE
HCP MOP 1421 Aurora CO, LP	DE
HCP MOP 7200 Irving TX, LP	DE
HCP MOP A Pack GP, LLC	DE
HCP MOP California, LP	DE
HCP MOP Columbia MD GP, LLC	DE
HCP MOP Columbia MD, LP	DE
HCP MOP Denver CO GP, LLC	DE
HCP MOP Denver CO, LP	DE
HCP MOP Fairfax VA, LP	DE
HCP MOP GP, LLC	DE
HCP MOP Houston TX, LLC	DE
HCP MOP Member, LLC	DE
HCP MOP, LP	DE
HCP Mount Vernon IL OpCo, LLC	DE
HCP Mount Vernon IL, LLC	DE
HCP NE Retail, LLC	DE
HCP NE Tower, LLC	DE
HCP Oak Park, LLC	DE
HCP Ocoee, LLC	DE
HCP Ogden MOB, LLC	DE
HCP Olney OpCo, LLC	DE
HCP Omaha NE OpCo, LLC	DE
HCP Orange NJ OpCo, LLC	DE
HCP Otay Ranch TRS, LLC	DE
HCP Oviedo, LLC	DE
HCP Owasso MOB, LLC	DE
HCP Oyster Point III LLC	DE
HCP Palm Springs OpCo, LLC	DE
HCP Partners, LP	DE
HCP PC1 Brentwood TN, LLC	DE
HCP PC1 Buckhead GA, LLC	DE
HCP PC1 Friendship Heights MD, LLC	DE
HCP PC1 Naples FL, LLC	DE
HCP PC1 New Jersey, LLC	DE
HCP PC1 North Carolina, LLC	DE
HCP PC1 Stamford CT, LLC	DE
HCP PC1 Venice FL, LLC	DE
HCP PC2, LLC	DE
HCP Pearland TX MOB, LLC	DE
HCP Periferico 4338 Holdings, LLC	DE
HCP Periferico 4338, LLC	DE

Entity Name	Jurisdiction of Organization or Formation
HCP Pinellas Park, LLC	DE
HCP Pleasant, LLC	DE
HCP Plymouth MA OpCo, LLC	DE
HCP Plymouth Township MI OpCo, LLC	DE
HCP Point Eden Incorporated	DE
HCP Port Orange FL OpCo, LLC	DE
HCP Port Orange, LLC	DE
HCP Prairie Village KS OpCo, LLC	DE
HCP Queen City, LLC	VA
HCP Queen City, LP	TX
HCP Raleigh NC OpCo, LLC	DE
HCP Remington Oaks MOB, L.P.	DE
HCP Richmond Heights MO OpCo, LLC	DE
HCP RP1-VB, LLC	DE
HCP RSF Portfolio GP, LLC	TX
HCP RSF Portfolio, LLC	DE
HCP Rural Retreat, LLC	VA
HCP Rural Retreat, LP	TX
HCP Saddle River NJ OpCo, LLC	DE
HCP San Antonio TX MOB, LLC	DE
HCP Santa Rosa CA OpCo, LLC	DE
HCP Senior Housing Properties Trust	DE
HCP Senior Housing Properties, LLC	DE
HCP S-H 2014 Member, LLC	DE
HCP S-H 2015 Member, Inc.	DE
HCP S-H 2015 OpCo TRS, LLC	DE
HCP S-H ASL OpCo, LLC	DE
HCP S-H CA OpCo, LLC	DE
HCP SH California, LLC	DE
HCP SH Eldorado Heights, LLC	DE
HCP SH ELP1 Properties, LLC	DE
HCP SH ELP2 Properties, LLC	DE
HCP SH ELP3 Properties, LLC	DE
HCP S-H ESL OpCo, LLC	DE
HCP S-H FM OpCo, LLC	DE
HCP SH Hermiston Terrace, LLC	DE
HCP SH Lassen House, LLC	DE
HCP S-H LCS OpCo, LLC	DE
HCP SH Mountain Laurel, LLC	DE
HCP SH Mountain View, LLC	DE
HCP S-H MRE/HCP OpCo Member, LLC	DE
HCP S-H MRE/HCP PropCo Member, LLC	DE
HCP S-H OpCo TRS, LLC	DE
HCP S-H PropCo, LLC	DE

Entity Name	Jurisdiction of Organization or Formation
HCP SH River Road, LLC	DE
HCP SH River Valley Landing, LLC	DE
HCP SH Sellwood Landing, LLC	DE
HCP S-H SHC OpCo, LLC	DE
HCP S-H Sunrise OpCo HoldCo, LLC	DE
HCP SH Windfield Village, LLC	DE
HCP Shore, LLC	DE
HCP Shorehaven MI OpCo, LLC	DE
HCP SLB Florida, LLC	DE
HCP Slidell Land TRS, LLC	DE
HCP South Buford GA OpCo, LLC	DE
HCP Southwest MOB, LLC	DE
HCP Springs MOB Louisville, LLC	DE
HCP Springtree, LLC	DE
HCP SSF, LLC	DE
HCP St Charles IL OpCo, LLC	DE
HCP St. Augustine, LLC	DE
HCP ST1 Colorado GP, LLC	DE
HCP ST1 Colorado, LP	DE
HCP Sterling VA OpCo, LLC	DE
HCP Stone Oak MOB, L.P.	DE
HCP SU TRS Corp.	DE
HCP Sun1 Beverly Hills CA, LLC	DE
HCP Sun1 Cresskill NJ, LLC	DE
HCP Sun1 Edmonds WA, LLC	DE
HCP Sun1 GP, LLC	DE
HCP Sun1 Lilburn GA, LLC	DE
HCP Sun1 Madison NJ, LLC	DE
HCP Sun1, LP	DE
HCP Sun2 Des Peres MO, LLC	DE
HCP Sun2 Richmond Heights MO, LLC	DE
HCP Sun2 Wilmette IL, LLC	DE
HCP Sunrise FL OpCo, LLC	DE
HCP Tampa FL MOB, LLC	DE
HCP Tampa FL OpCo, LLC	DE
HCP Tesson, LLC	DE
HCP Torrey Pines LLC	DE
HCP Torreyana LLC	DE
HCP Torrington CT OpCo, LLC	DE
HCP TPSP, LLC	DE
HCP TRS LF Lender, LLC	DE
HCP TRS, Inc.	DE
HCP UK Investments (Jersey), Ltd	Jersey
HCP UK Investments Holdings, LLC	DE

Entity Name	Jurisdiction of Organization or Formation
HCP UK Investments Holdings, Ltd	United Kingdom
HCP UK Investments, Ltd	United Kingdom
HCP UK Lender, LP	DE
HCP UK Properties (MMPL), Ltd	United Kingdom
HCP University Center East LLC	DE
HCP University Center West LLC	DE
HCP Ventures II Member, LLC	DE
HCP Ventures II Partner, LLC	DE
HCP Ventures II TRS, LLC	DE
HCP Ventures III, LLC	DE
HCP Ventures IV Member, LLC	DE
HCP Ventures IV, LLC	DE
HCP Ventures IX, LLC	DE
HCP Ventures V Member, LLC	DE
HCP Ventures V TRS, LLC	DE
HCP Ventures V, LLC	DE
HCP Ventures VII, LLC	DE
HCP Ventures VIII, LLC	DE
HCP Veranda, LLC	DE
HCP Vintage Park AL, LLC	DE
HCP Vintage Park II TRS, LLC	DE
HCP Voorhees Township NJ OpCo, LLC	DE
HCP VPI Sorrento II, LLC	DE
HCP Waldwick TRS, LLC	DE
HCP Wekiwa Springs, LLC	DE
HCP Westgate1 Auburn Hills MI, LLC	DE
HCP Westgate1 Sterling Heights MI, LLC	DE
HCP Westlake OH OpCo, LLC	DE
HCP Westminster MD OpCo, LLC	DE
HCP Wheaton IL OpCo, LLC	DE
HCP Wilmette IL OpCo, LLC	DE
HCP Wilson Blvd VA OpCo, LLC	DE
HCP Woodbridge, LLC	DE
HCP Woodlands TX MOB, LLC	DE
HCP Woodside TX OpCo, LLC	DE
HCP Youngstown OH OpCo, LLC	DE
HCP Yreka OpCo, LLC	DE
HCP, Inc.	MD
HCP/King 75 Hayden LLC	DE
HCP/King 87 CPD LLC	DE
HCP/King Hayden Campus LLC	DE
HCP/LFREP Carmichael Owner, LLC	DE
HCP/LFREP Durham Lab, LLC	DE
HCP/LFREP Durham, LLC	DE

Entity Name	Jurisdiction of Organization or Formation
HCP/LFREP Ventures I, LLC	DE
HCP/LFREP Ventures II, LLC	DE
HCP/LS 2011 REIT LLC	DE
HCP-GP/National Corp.	DE
HCPI / Colorado Springs Limited Partnership	DE
HCPI / Kansas Limited Partnership	DE
HCPI / Little Rock Limited Partnership	DE
HCPI / San Antonio Limited Partnership	DE
HCPI / Sorrento, LLC	DE
HCPI / Stansbury, LLC	DE
HCPI / Tennessee, LLC	DE
HCPI / Wesley, LLC	DE
HCPI Mortgage Corp.	DE
HCPI Trust	MD
HCPI/Utah II, LLC	DE
HCPI/Utah, LLC	DE
HCP-Pointe Grand, Incorporated	DE
HCP-Torrey Pines I, Inc.	DE
HCP-Torrey Pines Science Center, Inc.	DE
Health Care Investors III	CA
Highfield (Saffron Walden) Care Limited	United Kingdom
Horizon Bay Hyde Park Equity Owner, LLC	DE
Horizon Bay Hyde Park, L.L.C.	DE
Huntington Terrace PropCo LLC	DE
Jackson HCP, LLC	DE
Jackson II MOB Owners LLC	DE
Kents Hill Care Limited	United Kingdom
Lake Seminole Square, LLC	DE
Lancaster Medical Equity Investors, Ltd.	TX
Lancaster MOB East and West Partners, Ltd.	TX
LASDK Limited Partnership	DE
Lee AL Investors, LLC	VA
Lexington Equity Investors, Ltd	FL
Lexington MOB Partners, Ltd.	FL
Louisiana-Two Associates, LLC	CA
Marion Medical Equity Investors Corporation	FL
Marion Medical Investors, LP	IL
Marion MOB Partners, L.P.	IL
McDowell Mountain Medical Investors, Ltd.	FL
McKinney HCP GP, LLC	DE
McKinney HCP, L.P.	DE
Meadowdome, LLC	MD
Medcap HCPI Development, LLC	DE
MedCap Holding II, LLC	DE

Entity Name	Jurisdiction of Organization or Formation
MedCap Holding III, LLC	DE
MedCap Holding IV, LLC	DE
MedCap Properties I, LLC	DE
Medcap Properties II, LLC	DE
Medcap Properties, LLC	DE
Medical Office Buildings of Alaska, LLC	DE
Medical Office Buildings of California Goodsam, LLC	DE
Medical Office Buildings of California, LLC	DE
Medical Office Buildings of Colorado II, LLC	DE
Medical Office Buildings of Colorado III, LLC	DE
Medical Office Buildings of Colorado, LLC	DE
Medical Office Buildings of Florida, LLC	DE
Medical Office Buildings of Nevada Southern Hills, LLC	DE
Medical Office Buildings of Nevada, LLC	DE
Medical Office Buildings of Osceola, LLC	DE
Medical Office Buildings of Plano, L.P.	DE
Medical Office Buildings of Plantation, LLC	DE
Medical Office Buildings of Reston, LLC	DE
Medical Office Buildings of Tennessee, LLC	DE
Medical Office Buildings of Texas City, LP	DE
Medical Office Buildings of Texas, L.P.	DE
Medical Office Buildings of Utah, LLC	DE
Meridan Fund LLC	DE
MHI Investments, LLC	NC
Mission Springs AL, LLC	DE
MOB 1 of California, LLC	DE
MOB 10 of Florida, LLC	DE
MOB 101 of Texas, L.P.	DE
MOB 103 of Texas, L.P.	DE
MOB 105 of Texas, L.P.	DE
MOB 11 of Florida, LLC	DE
MOB 111 of Texas, L.P.	DE
MOB 122 of Texas, L.P.	DE
MOB 124 of Texas, L.P.	DE
MOB 13 of Florida, LLC	DE
MOB 132 of Alaska, LLC	DE
MOB 135 of Florida, LLC	DE
MOB 139 of Texas, L.P.	DE
MOB 14 of Florida, LLC	DE
MOB 147 of Tennessee, LLC	DE
MOB 17 of Florida, LLC	DE
MOB 2 of Florida, LLC	DE
MOB 3 of Florida, LLC	DE
MOB 46 of Nevada, LLC	DE

Entity Name	Jurisdiction of Organization or Formation
MOB 47 of Nevada, LLC	DE
MOB 48/49 of Nevada, LLC	DE
MOB 50 of Nevada, LLC	DE
MOB 59 of Tennessee, LLC	DE
MOB 65 of Tennessee, LLC	DE
MOB 66 of Tennessee, LLC	DE
MOB 68 of Tennessee, LLC	DE
MOB 69 of Tennessee, LLC	DE
MOB 70 of Tennessee, LLC	DE
MOB 71 of Tennessee, LLC	DE
MOB 72 of Tennessee, LLC	DE
MOB 74 of Tennessee, LLC	DE
MOB 75 of Tennessee, LLC	DE
MOB 77 of Texas, L.P.	DE
MOB 82/85/86 of Texas, L.P.	DE
MOB 83 of Texas, L.P.	DE
MOB 87 of Texas, L.P.	DE
MOB 88 of Texas, L.P.	DE
MOB 90 of Texas, L.P.	DE
MOB 93 of Texas, L.P.	DE
MOB 97 of Texas, L.P.	DE
MOB GP Las Colinas II, LLC	DE
MOB Las Colinas II, L.P.	DE
MOB of Denver 1, LLC	DE
MOB of Denver 2, LLC	DE
MOB of Denver 3, LLC	DE
MOB of Denver 4, LLC	DE
MOB of Denver 5, LLC	DE
MOB of Denver 6, LLC	DE
MOB of Denver 7, LLC	DE
MOB Sky Ridge 1 of Colorado, LLC	DE
MOB Special Member, Inc.	DE
MOB Texas City 1 of Texas, L.P.	DE
MOB/Bay-1 of Florida, LLC	DE
MOB/GP – West Houston, LLC	DE
MOB/GP 101 of Texas, LLC	DE
MOB/GP 103 of Texas, LLC	DE
MOB/GP 105 of Texas, LLC	DE
MOB/GP 111 of Texas, LLC	DE
MOB/GP 122 of Texas, LLC	DE
MOB/GP 124 of Texas, LLC	DE
MOB/GP 139 of Texas, LLC	DE
MOB/GP 77 of Texas, LLC	DE
MOB/GP 82/85/86 of Texas, LLC	DE

Entity Name	Jurisdiction of Organization or Formation
MOB/GP 83 of Texas, LLC	DE
MOB/GP 87 of Texas, LLC	DE
MOB/GP 88 of Texas, LLC	DE
MOB/GP 90 of Texas, LLC	DE
MOB/GP 93 of Texas, LLC	DE
MOB/GP 97 of Texas, LLC	DE
MOB/GP of Plano, LLC	DE
MOB/GP of Texas City, LLC	DE
MOB/GP of Texas, LLC	DE
MOB/GP Texas City 1 of Texas, LLC	DE
MOB/LP of Plano, LLC	DE
MOB/LP of Texas City, LLC	DE
MOB/LP of Texas, LLC	DE
MOB/LP Texas Holding, LLC	DE
MOB-West Houston, L.P.	DE
Oakmont of Chino Hills OpCo, LLC	DE
Oakmont of Escondido Hills OpCo, LLC	DE
Oakmont of Fair Oaks OpCo, LLC	DE
Oakmont of Mariner Point OpCo, LLC	DE
Oakmont of Montecito OpCo, LLC	DE
Oakmont of Roseville OpCo, LLC	DE
Oakmont of Whittier OpCo, LLC	DE
Ocean Acquisition 1, Inc.	MD
Ocean Acquisition 2, LLC	FL
Ocean Acquisition 3, LLC	DE
Ocean TRS, Inc.	DE
Old Henry Healthcare I, LLC	KY
Olympia PropCo LLC	DE
Omaha MOB Investors LLC	FL
Omaha MOB Manager LLC	DE
Omaha MOB Owners LLC	DE
Pace MOB, LLC	AL
Parker MOB Owners LLC	DE
Parkview House Care Limited	United Kingdom
Pikesville Assisted Living, LLC	MD
Queen City Health Investors, LLC	NC
River Oaks MOB Owners LLC	DE
Robin Run Garden Homes, LLC	DE
Santa Rosa I PropCo LLC	DE
Seminole Shores Living Center, L.L.C.	MI
S-H Thirty-Five MOB Properties, LLC	DE
S-H 2014 OpCo TRS, Inc.	DE
S-H Ashford OpCo LLC	DE
S-H Clearfield OpCo LLC	DE

Entity Name	Jurisdiction of Organization or Formation
S-H HCP/LCB OpCo Member, LLC	DE
S-H HCP/LCB OpCo Ventures, LLC	DE
S-H HCP/LCB PropCo Member, LLC	DE
S-H HCP/LCB PropCo Ventures, LLC	DE
S-H HCP/LCB Properties, LLC	DE
S-H Huntington Terrace OpCo LLC	DE
S-H Mid-Atlantic Master Tenant, LLC	DE
S-H Mid-Atlantic OpCo – Ellicott City, LLC	DE
S-H Mid-Atlantic OpCo – Friendship, LLC	DE
S-H Mid-Atlantic OpCo – Laurel, LLC	DE
S-H Mid-Atlantic OpCo – Leesburg, LLC	DE
S-H Mid-Atlantic OpCo – Satyr Hill, LLC	DE
S-H Mid-Atlantic OpCo – Spotsylvania, LLC	DE
S-H Mid-Atlantic OpCo – St. Charles, LLC	DE
S-H Mid-Atlantic OpCo, LLC	DE
S-H Mid-Atlantic PropCo – Ellicott City, LLC	DE
S-H Mid-Atlantic PropCo – Friendship, LLC	DE
S-H Mid-Atlantic PropCo – Laurel, LLC	DE
S-H Mid-Atlantic PropCo – Leesburg, LLC	DE
S-H Mid-Atlantic PropCo – Satyr Hill, LLC	DE
S-H Mid-Atlantic PropCo – Spotsylvania, LLC	DE
S-H Mid-Atlantic PropCo – St. Charles, LLC	DE
S-H Mid-Atlantic PropCo, LLC	DE
S-H MRE/HCP OpCo Ventures II LLC	DE
S-H MRE/HCP OpCo Ventures LLC	DE
S-H MRE/HCP PropCo Ventures II LLC	DE
S-H MRE/HCP PropCo Ventures LLC	DE
S-H Olympia OpCo LLC	DE
S-H OpCo Carrington Pointe, LLC	DE
S-H OpCo Cherry Hills, LLC	DE
S-H OpCo Clear Lake, LLC	DE
S-H OpCo Copperfield Village, LLC	DE
S-H OpCo East Bay Manor, LLC	DE
S-H OpCo First Colony, LLC	DE
S-H OpCo Galleria, LLC	DE
S-H OpCo Germantown, LLC	DE
S-H OpCo Greenwich Bay Manor, LLC	DE
S-H OpCo Heritage Palmeras, LLC	DE
S-H OpCo Herons Run, LLC	DE
S-H OpCo Manor at Newport Place, LLC	DE
S-H OpCo Olympia Fields, LLC	DE
S-H OpCo Park at Golf Mill, LLC	DE
S-H OpCo Park at Vernon Hills, LLC	DE
S-H OpCo Pecan Park, LLC	DE

Entity Name	Jurisdiction of Organization or Formation
S-H OpCo Pinecrest Place, LLC	DE
S-H OpCo Pointe at Newport Place, LLC	DE
S-H OpCo Prosperity Oaks, LLC	DE
S-H OpCo Shavano Park, LLC	DE
S-H OpCo Spring Shadows Place, LLC	DE
S-H OpCo Terrace Memorial City, LLC	DE
S-H OpCo Terrace West, LLC	DE
S-H OpCo Twenty-One TRS, Inc.	DE
S-H OpCo Victoria, LLC	DE
S-H OpCo Vintage Park AL, LLC	DE
S-H OpCo Waterside Retirement Estates, LLC	DE
S-H OpCo West Bay Manor, LLC	DE
S-H OpCo Willowbrook, LLC	DE
S-H Otay Ranch OpCo Ventures, LLC	DE
S-H Otay Ranch OpCo, LLC	DE
S-H Otay Ranch PropCo Ventures, LLC	DE
S-H OSL OpCo HoldCo, LLC	DE
S-H Santa Rosa OpCo, LLC	DE
S-H Thirty-Five OpCo – Altamonte Springs, LLC	DE
S-H Thirty-Five OpCo – Amber Park, LLC	DE
S-H Thirty-Five OpCo – Arvada Meridian, LLC	DE
S-H Thirty-Five OpCo – Bella Vita, LLC	DE
S-H Thirty-Five OpCo – Boulder Meridian, LLC	DE
S-H Thirty-Five OpCo – Clearwater, LLC	DE
S-H Thirty-Five OpCo – Englewood Meridian, LLC	DE
S-H Thirty-Five OpCo – Gayton Terrace, LLC	DE
S-H Thirty-Five OpCo – Graham, LLC	DE
S-H Thirty-Five OpCo – Grand Prairie, LLC	DE
S-H Thirty-Five OpCo – Lake Orienta, LLC	DE
S-H Thirty-Five OpCo – Lake Worth, LLC	DE
S-H Thirty-Five OpCo – Lakewood Meridian, LLC	DE
S-H Thirty-Five OpCo – Lowry, LLC	DE
S-H Thirty-Five OpCo – Lutz, LLC	DE
S-H Thirty-Five OpCo – North Richland Hills, LLC	DE
S-H Thirty-Five OpCo – Operator, LLC	DE
S-H Thirty-Five OpCo – Orange City, LLC	DE
S-H Thirty-Five OpCo – Parkview, LLC	DE
S-H Thirty-Five OpCo – Pocasset, LLC	DE
S-H Thirty-Five OpCo – Port St. Lucie, LLC	DE
S-H Thirty-Five OpCo – Round Rock, LLC	DE
S-H Thirty-Five OpCo – San Antonio, LLC	DE
S-H Thirty-Five OpCo – San Marcos, LLC	DE
S-H Thirty-Five OpCo – Sarasota, LLC	DE
S-H Thirty-Five OpCo – Tamarac Acquisition, LLC	DE

Entity Name	Jurisdiction of Organization or Formation
S-H Thirty-Five OpCo – Tamarac, LLC	DE
S-H Thirty-Five OpCo – Temple Meridian, LLC	DE
S-H Thirty-Five OpCo – Treemont, LLC	DE
S-H Thirty-Five OpCo – Vero Beach, LLC	DE
S-H Thirty-Five OpCo – Waterford, LLC	DE
S-H Thirty-Five OpCo – Westland Meridian, LLC	DE
S-H Thirty-Five OpCo – Wichita Falls, LLC	DE
S-H Thirty-Five OpCo – Willowwood, LLC	DE
S-H Thirty-Five OpCo Ventures, LLC	DE
S-H Thirty-Five PropCo – Altamonte Springs, LLC	DE
S-H Thirty-Five PropCo – Amber Park, LLC	DE
S-H Thirty-Five PropCo – Arvada Meridian, LLC	DE
S-H Thirty-Five PropCo – Bella Vita, LLC	DE
S-H Thirty-Five PropCo – Boulder Meridian, LLC	DE
S-H Thirty-Five PropCo – Englewood Meridian, LLC	DE
S-H Thirty-Five PropCo – Gayton Terrace, LLC	DE
S-H Thirty-Five PropCo – Graham, LLC	WA
S-H Thirty-Five PropCo – Grand Prairie, LLC	WA
S-H Thirty-Five PropCo – Ground Tenant, LLC	DE
S-H Thirty-Five PropCo – Lake Worth, LLC	DE
S-H Thirty-Five PropCo – Lakewood Meridian, LLC	DE
S-H Thirty-Five PropCo – Lowry, LLC	DE
S-H Thirty-Five PropCo – Lutz, LLC	DE
S-H Thirty-Five PropCo – North Richland Hills 1, LLC	WA
S-H Thirty-Five PropCo – North Richland Hills 2, LLC	WA
S-H Thirty-Five PropCo – Orange City, LLC	FL
S-H Thirty-Five PropCo – Parkview, LLC	DE
S-H Thirty-Five PropCo – Pocasset, LLC	DE
S-H Thirty-Five PropCo – Port St. Lucie, LLC	DE
S-H Thirty-Five PropCo – Round Rock, LLC	WA
S-H Thirty-Five PropCo – San Antonio, LLC	WA
S-H Thirty-Five PropCo – San Marcos, LLC	WA
S-H Thirty-Five PropCo – Sarasota, LLC	FL
S-H Thirty-Five PropCo – Tamarac Acquisition, LLC	DE
S-H Thirty-Five PropCo – Tamarac, LLC	DE
S-H Thirty-Five PropCo – Temple Meridian, LLC	DE
S-H Thirty-Five PropCo – Treemont, LLC	DE
S-H Thirty-Five PropCo – Trowbridge, LLC	DE
S-H Thirty-Five PropCo – Vero Beach, LLC	WA
S-H Thirty-Five PropCo – Waterford, LLC	DE
S-H Thirty-Five PropCo – Westland Meridian, LLC	DE
S-H Thirty-Five PropCo – Wichita Falls, LLC	WA
S-H Thirty-Five PropCo – Willowwood, LLC	DE
S-H Thirty-Five PropCo – Woodside Village, LLC	DE

Entity Name	Jurisdiction of Organization or Formation
S-H Thirty-Five PropCo – Wyndham Lakes, LLC	DE
S-H Thirty-Five PropCo Ventures, LLC	DE
S-H Thirty-Five Properties, LLC	DE
S-H Twenty-One OpCo Ventures, LLC	DE
S-H Twenty-One PropCo Ventures, LLC	DE
S-H Twenty-One Properties, LLC	DE
S-H Watertown Square OpCo, LLC	DE
SHAC, LLC	AL
Shavano Park HCP, LLC	DE
SJH Medical Office Partners, Ltd.	TX
SJH Office Equity Investors, Ltd.	TX
Statesboro Associates, LLC	CA
Suburban Connector, LLC	KY
Suburban Properties LLC	KY
Tampa HCP, LLC	DE
Texarkana Medical Equity Investors Corporation	FL
Texarkana Partners Limited	TX
Texas HCP AL, L.P.	DE
Texas HCP G.P., Inc.	DE
Texas HCP Holding, L.P.	DE
Texas HCP Medical G.P., Inc.	DE
Texas HCP Medical Office Buildings, L.P.	DE
Texas HCP, Inc.	MD
Torrey Pines Science Center Limited Partnership	DE
TPSC IV LLC	DE
TPSC IX LLC	DE
TPSC VI LLC	DE
Victoria HCP, LLC	DE
Vintage Park II Member, LLC	DE
Westminster HCP, LLC	DE
Westridge Insurance Company, Inc.	HI